                                                                   EXHIBIT 10.17


NOTE: PORTIONS OF THIS EXHIBIT INDICTED BY "[***]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.


DATE:    January 25, 2005


TO:      Glenn Busse
         Directed Electronics, Inc.
         One Viper Way
         Vista, CA  92083

FROM:    David Nieman
         Circuit City Stores, Inc.
         9950 Mayland Drive
         Richmond, VA 23233

RE:      Program Confirmation

         This letter will serve as confirmation of the program between Circuit City Stores, Inc. (Circuit City) and Directed Electronics, Inc. (Directed), for exclusive supply in the product categories of Car Security, Remote Start, Keyless and related accessories. This document supersedes any previous written agreement between the two companies. Any change to this program requires 60 days written notice from either party.

1 - EFFECTIVE DATES:

                02/01/2005 - 02/28/2006, (freight conversion change date to be determined)

2 - PRICING:    Additional data provided on individual sku set-up sheets and accessory price sheets, these prices are subject to [***]% adjustment for freight conversion.

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       SKU#             BRAND                     DESCRIPTION MODEL                       [***]           M.A.P
       ----             -----                     -----------------                       -----           -----
       564PC          Python 881XP        LCD 2 way RESPONDER HYBRID                      [***]           $499.99
                                          Security/Remote start with Keyless

       567PC          Python 871XP        LED 2-way HYBRID                                [***]           $379.99
                                          Security with Remote Start with Keyless

       3201P          Python 700          LED 2-Way                                       [***]           $299.99
                                          Security System with Keyless System
       426PC          Python 460HP        Security System with Keyless System             [***]           $199.99

       740T           Hornet 740T         Promotional Security System                     [***]           $149.99

       562PC          Python 1400XP       Remote Start & Keyless Entry System             [***]           $199.99

       561R           Valet 561R          Remote Start System                             [***]           $159.99

       712T           Valet 712T          Keyless Entry System                            [***]           $ 99.99

       205B           BOA                 BOA 205B DIY Talking Security System            [***]           $ 59.99

       265B           BOA                 BOA 265B DIY Remote Start System with           [***]           $ 59.99
                                          Keyless Entry

ACCESSORY PRICING:

                  Key accessories are detailed below and an itemized worksheet is submitted electronically for reference on all available parts. Purchases of accessory items count towards all MDF programs. The prices are subject to [***] adjustment for freight conversion. Selected accessories will be submitted on sku setup sheets.

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       PART #T        DESCRIPTION                                                              Price        MSRP
       -------        -----------                                                              -----        -----
       457LW          GM PASSLOCK BYPASS and DOOR LOCK INTERFACE MODULE                        [***]        $ 99.99

       556UW          UNIVERSAL REMOTE START INTERFACE                                         [***]        $ 49.99

       556U           UNIVERSAL REMOTE START INTERFACE - CLAMPACK                              [***]        $ 49.99

       555PW          FORD PATS INTERFACE - DATA                                               [***]        $ 69.99

       555FW          FORT PATS INTERFACE - TRANSPONDER CHIP                                   [***]        $ 59.99

       5555SW         FORD SECURELOCK INTERFACE - FOCUS / ESCAPE                               [***]        $ 59.99

       556SW          FORD SECURELOCK INTERFACE                                                [***]        $149.99

       555GW          GM PASS KEY 3 INTERFACE                                                  [***]          79.99

       555LW          GM PASSLOCK INTERFACE                                                    [***]          79.99

       555L           GM PASSLOCK INTERFACE - CLAMPACK                                         [***]          79.99

       555CW          CHRYSLER INTERFACE                                                       [***]          59.99

       556CW          CHRYSLER INTERFACE, 2004-up                                              [***]          79.99

       555XW          TOYOTA / LEXUS INTERFACE                                                 [***]          79.99

       556HW          HONDA / ACURA INTERFACE                                                  [***]          79.99

       555DW          HONDA / ACURA INTERFACE - PRELUDE & RL                                   [***]          69.99

       457CW          CHRYSLER / JEEP DATA INTERFACE MODULE                                    [***]          99.99

       455TW          JEEP DATA INTERFACE - GRAND CHEROKEE '96-'98                             [***]          69.99

       456LW          UNIVERSAL DATA INTERFACE - RESISTANCE LEARNING                           [***]          79.99

       479P           Python Responder LED 2-way TX                                            [***]         149.99

       488P           Python LED 2-way TX                                                      [***]          89.99

       474T           4-button TX                                                              [***]          59.99

       474T           3-button TX                                                              [***]          49.00

       474B           Boa 4-button TX                                                          [***]          39.99

       508D           Radar Sensor                                                             [***]          69.99

       506T           Audio Sensor                                                             [***]          39.99

       522T           Trunk Release Solenoid                                                   [***]          39.99

       524T           Door Lock Motor                                                          [***]          39.99

       530T           Window Automation System                                                 [***]         129.99

       529T           Window Roll Up Module                                                    [***]          59.99


3 - TERMS:      Net [***] receipt of goods

4 - MDF: Based on Net Volume purchased in time period, using calendar quarters, 2005 Net volume will be determined by 2005 invoiced purchases, less 2005 warranty returns, less 2005 quarterly [***] and variable MDF less any 2005 invoice corrections, less any 2005 purchases [***] before the end of February 2006.

                a)       Quarterly [***] MDF: [***]

                b)       Variable Quarterly MDF as follos:

                         [***] of Net sales paid quarterly tied to annual goal of [***]

                         [***] of Net sales paid quarterly tied to annual goal of [***]

                         [***] of Net sales paid quarterly tied to annual goal of [***]

                         Note: The annual goals spread over 4 quarters, amounts to be mutually agreed to thresholds. All related accessories net purchases count towards volume goals.

                c)       Annual MDF:

                         [***]

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5 - FREIGHT:    FOB Vista, CA

                Directed commits to move to Freight Conversion based on [***] offset in quoted pricing at a mutually agreed to date.

6 - DEFECTIVES:

                Circuit City Stores, Inc. will return all defective and customer returned product at Directed's expense, for at least [***] by either company. Customer returns of product during the warranty period will be considered initial defect and will be returned for full credit. In the event that returns exceed account balance, Directed will issue Circuit City Stores, Inc. a check for the amount of returns exceeding balance. Customer returns for reasons of dissatisfaction with performance will be considered defective and returned for credit. Circuit City Stores, Inc. will make every effort to determine what the defect is at the point of customer return, acknowledging the fact that the customer service representatives in our stores are not technicians. In the event Circuit City Stores, Inc. is ever in a debit balance with Directed, Directed agrees to provide Circuit City Stores, Inc. a check for any debit balance or return shipment of defective product. Circuit City Stores, Inc. will not send product to Directed for repair and return. All initial defects will be returnable for credit. All return shipments will be sent freight collect. Original box and packaging is requested, not required.

                Catastrophic Failure:

                Circuit City may from time to time, inspect and determine true defects vs. consumer returns. Any breach in material or workmanship (true fault/defect) causing product failure exceeding [***]% of any shipment or production lot that is of the same nature will be considered a catastrophic failure of the Product (Catastrophic Failure). In the event of a Catastrophic Failure of Product occurring after the Product has been delivered to Circuit City, Directed shall work in good faith with Circuit City to replace, rework to original specifications, or reimburse at full purchase price or at Circuit City actual repair cost any defective Product returned to or recalled by Circuit City.

7 - [***]:

                Directed will notify Circuit City at least [***] in advance of any price changes (increases or decreases) planned on the products they purchase in order to allow Circuit City to adjust its inventories accordingly. Directed further commits that it will continue to provide Circuit City Stores, Inc. with the lowest possible pricing relative to their volume and competition, and to maintain Circuit City's competitive position if Directed lowers its selling prices on the same or similar merchandise.

8 - [***]:

                Directed will provide Circuit City Stores, Inc. with the ability to [***] Circuit City agrees to place offsetting orders for other product equal in total value to the product being returned. Circuit City will determine the number of units they plan to return and their extended value and will request RMA tracking numbers for these returns on an agreed to schedule. All of the items will be unopened packages shipped freight prepaid to Directed. Simultaneous with RMA request to return merchandise, Circuit City will submit a detail of the orders that will serve as the replacement orders for the product being returned. The orders must have shipping dates within 60 days of placing the order. Immediately upon receipt of the product with the appropriate paperwork including a packing slip and indicating the number and description of items returned, Directed will issue a credit within 3 days. (Any adjustments to the credit determined after detail review of the product returned will be communicated to Circuit City). A credit will be issued for each incoming shipment received from each

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                of the shipping warehouses. The new orders will ship according to the dates input when the order was received. All things being equal, the credit issued to the account should equal the amount of the new orders shipped out to Circuit City.

9 - TIMING:

                All current on-order and backorders at the time of any price increase will be accepted at previous pricing.

10 - PRODUCT INFORMATION:

                Directed agrees to Provide Circuit City with a catalog for each store location that contains product literature on all product. Directed will provide an application guide for all products that require one.

11 - INDEMNIFICATION:

                Directed agrees to protect, defend, hold harmless and indemnify Circuit City Stores, Inc., its agents and employees from and against any and all claims, demands, actions, liabilities, losses, costs and expenses including but not limited to attorney's fees, arising out of Legal conflict, resulting from the negligence of Directed i.e. Circuit City's purchase and/or resale of products from vendor. (Directed will not indemnify Circuit City for injury caused by installation of product that does not comply with the recommended installation procedures of Directed.)

12 - FORECAST:

                Circuit City Stores, Inc., will provide DIRECTED with a [***] day rolling forecast of products to be purchased on a monthly basis. Forecast within [***] days of required receipt will be considered a firm purchase order. When the (forecast) firm purchase order is sent a response by Directed will be required within [***] days accepting the order. If no response is received the original forecast will be considered firm and orders will be placed.

13 - ORDERS:    Circuit City Stores, Inc. will place orders on a [***] basis.
                All orders will be sent via EDI.

14 - SUPPLY CHAIN:

                Directed has previously signed the supply chain agreement.

15 - FREIGHT CONVERSION:

                Directed agrees to move freight conversion at a mutually agreed to date.

16 - SELLING ON THE WEB:

                Circuit City Stores, Inc. is authorized to sell Directed product on the web subject to the following:

                  1. All D.I.Y. (Do It Yourself) packaged products can be sold "as is" on an un-installed basis.

                  2. All Non D.I.Y. product (particularly Python branded products), must include installation at Circuit City.

17 - ADVERTISING:

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                Circuit City agrees to comply with Directed's [***]. Notwithstanding the foregoing, it is not a violation of Directed's policy to sell below the suggested prices, only to advertise below them.

                Directed will provide [***] for mutually agreed to product Placements, to be processed in [***] scheduled to coincide with quarterly fund processing.


18 - SHOW SUPPORT:

                Directed agrees to support Circuit City Stores, Inc. with funding for a 60 event US show tour, with a participation cost in the amount of [***] in event support, [***] for demonstration and manpower. This funding will be divided over 4 quarters.

                Directed agrees to support Circuit City Stores, Inc. with funding for a major Sales and Manager training event on March 6-7 in Dallas to kickoff the Python brand with a participation cost in the amount of [***] in event support plus training materials, including wearable and "Bit-writer" programming tool. This funding will be divided over 4 quarters.

                These two events are all inclusive and represent the total annual commitment from Directed for the 2005 year.

Please sign below and return Via Fax:  804.527.4111.

ACCEPTED:       NAME:  Glenn Busse                       DATE:  January 27, 2005

                Directed Electronics, Inc.

                SIGNATURE:  /s/ Glenn Busse              POSITION:  SVP Sales
                         ------------------------

Sincerely,


/s/ David Nieman
--------------------------
David Nieman
Operations Manager
Circuit City Stores, Inc.
(804) 527-4000 Ext. 7840

cc:  David Dowdy